DEMAND PROMISSORY NOTE

Exhibit 10.66

$450,000                                                                           Date:  January 13, 2012

FOR VALUE RECEIVED, the undersigned jointly and severally promise to pay to the order of Warren Breslow, the sum of Four Hundred Fifty Thousand Dollars and no/100 ($450,000.00), together with interest of 10% per annum on the unpaid balance.

The entire principal and any accrued interest shall be fully and immediately payable UPON DEMAND of any holder thereof.

”Borrower”

Aura Systems, Inc.

____________________
Melvin Gagerman
Chief Executive Officer

Dated: January 13, 2012